Supplement dated September 25, 2023
to the Prospectus and Summary Prospectus, each as supplemented, if applicable, of each of the following funds:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust
Columbia Capital Allocation Moderate Aggressive Portfolio	6/1/2023
Columbia Funds Series Trust I
Columbia Contrarian Core Fund	1/1/2023
Columbia Dividend Income Fund	10/1/2022
Columbia Large Cap Growth Fund	12/1/2022
Columbia Select Mid Cap Growth Fund	1/1/2023
Columbia Funds Series Trust II
Columbia Disciplined Value Fund	12/1/2022
In September 2023, the Board of Trustees of Columbia Capital Allocation Moderate Aggressive Portfolio, Columbia Contrarian Core Fund, Columbia Disciplined Value Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund, and Columbia Select Mid Cap Growth Fund, (each, a Fund, and collectively, the Funds) approved a proposal to combine Class V into Class A of each fund (the Proposal). Implementation of the Proposal is subject to several conditions, including shareholder approval. Shareholders holding Class V shares of a Fund on the record date of October 6, 2023, will receive a proxy to vote on the Proposal.
The Proposal would combine Class V into Class A of each Fund, so that Class V shareholders would receive Class A shares of the same Fund with an aggregate net asset value equal to the aggregate net asset value of their Class V shares on the date of the combination. The combination would simplify each Fund’s share class structure and facilitate efficient administration of each Fund. If shareholders approve the Proposal, their total expense ratios will not change.
More information about the Proposal will be included in proxy materials.
Shareholders should retain this Supplement for future reference.
SUP000_00_134_(09/23)